SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 7, 2000


                        ANADARKO PETROLEUM CORPORATION
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            (Exact name of registrant as specified in its charter)


         Delaware                  1-8968                    76-0146568
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     (State or other          (Commission file              (IRS employer
      jurisdiction of              number)                 identification
      incorporation)                                             no.)


    17001 Northchase Drive, Houston, Texas                   77060-2141
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    (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (281) 875-1101
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Item 5. Other Events.

     An exhibit is filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-76127) originally filed on April 12, 1999 by Anadarko Petroleum Corporation (the "Company").

     On March 2, 2000, the Company and Credit Suisse First Boston Corporation entered into an underwriting agreement pursuant to which CSFB agreed to purchase $600,000,000 principal amount of the Company's Zero Coupon Convertible Debentures due March 2020 (the "Debentures"). In connection therewith, the Company and Harris Trust and Savings Bank (the "Trustee") executed an indenture dated March 7, 2000 supplemental (the "Supplemental Indenture") to the Indenture dated as of September 1, 1997 between the Company and the Trustee and the Supplemental Indenture is filed as an exhibit hereto.

     On March 6, 2000, the Company filed a prospectus supplement (the "Prospectus Supplement") pursuant to Rule 424(b) of the Securities Act of 1933, as amended, relating to the Debentures.


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Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

     4. Supplemental Indenture dated as of March 7, 2000 between the Company and the Trustee.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated: March 7, 2000                ANADARKO PETROLEUM CORPORATION


                                    By: /s/ Suzanne Suter
                                       ----------------------------------------
                                       Name:  Suzanne Suter
                                       Title: Corporate Secretary


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                                 EXHIBIT INDEX

  Exhibit No.                        Exhibit

     4. Supplemental Indenture dated as of March 7, 2000 between the Company and the Trustee